Allstate Life Insurance Company of New York
                  Allstate Life of New York Separate Account A

                       Supplement, dated October 14, 2002
                                     to the
                     Prospectuses dated May 1, 2002 for the
                   Putnam Allstate Advisor Variable Annuities
                   (Advisor, Advisor Plus, Advisor Preferred)


This supplement amends the May 1, 2002 prospectuses for The Putnam Allstate Advisor variable annuity contracts ("Contracts"), offered by Allstate Life Insurance Company of New York. Where it differs, the disclosure for the prospectus describing the Putnam Allstate Advisor and Putnam Allstate Advisor Preferred Contracts is bracketed. Please keep this supplement for future reference together with your prospectus.


Page 6, "Investment Alternatives": Replace the first bullet with the following bullet:

o A Standard Fixed Account Option* that credits interest at rates we guarantee, and


Page 6, "Investment Alternatives": Insert the following footnote after the second bullet:

*For Putnam Allstate Advisor Preferred Contracts, the Standard Fixed Account Option is currently not available for new investments.


Page 20 [19]: For Putnam Allstate Advisor Preferred Contracts, replace the information contained in the first row of the chart describing available Fixed Account Options under the heading "Investment Alternatives: The Fixed Account Options" with the following:

                                                         Advisor Preferred
                                                         ------------------
Standard Fixed Account Option                                    No


Page 21: Replace the first two sentences of the second paragraph under the subheading "Standard Fixed Account Option" with the following sentences:

We are currently offering Guarantee Periods of 1, 5 and 7 years in length for Putnam Allstate Advisor and Putnam Allstate Advisor Plus Contracts. For Putnam Allstate Advisor Preferred Contracts, we are currently not offering the Standard Fixed Account Option. Existing investments in the Standard Fixed Account Option are not affected by this change. At the end of the 1-year Guarantee Period, a renewal rate will be declared as described below.


[Page 20: Replace the first two sentences of the second paragraph under the subheading "Standard Fixed Account Option" with the following sentences:

We are currently offering Guarantee Periods of 1, 5 and 7 years in length for Putnam Allstate Advisor Contracts. For Putnam Allstate Advisor Preferred Contracts, we are currently not offering the Standard Fixed Account Option. Existing investments in the Standard Fixed Account Option are not affected by this change. At the end of the 1-year Guarantee Period, a renewal rate will be declared as described below.]


Page 21 [20]: Insert the following sentence after the second sentence in the first paragraph under the subheading "Transfers During the Accumulation Phase":

We currently do not permit transfers into the Standard Fixed Account Option for investments made in Putnam Allstate Advisor Preferred Contracts on or after October 14, 2002.


Appendix A, page A-1: Replace the description of the Fixed Account Options for the Putnam Allstate Advisor Preferred Contract contained in the Putnam Allstate Advisor Contract Comparison Chart with the following description:

                                                         Advisor Preferred
                                                         -----------------
Fixed Account Options                                              N/A